================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 31, 2001

================================================================================

   Exact Name of Registrant                 Commission        I.R.S. Employer
   as Specified in Its Charter              File Number       Identification No.
   ---------------------------              -----------       ------------------

   Hawaiian Electric Industries, Inc.         1-8503              99-0208097
   Hawaiian Electric Company, Inc.            1-4955              99-0040500

================================================================================

                                State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
             -----------------------------------------------------
             (Address of principal executive offices and zip code)

 Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 5. Other Events

News release
------------

On October 31, 2001, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS THIRD QUARTER 2001 EARNINGS AND DISCONTINUATION OF ITS INTERNATIONAL SUBSIDIARY AND PROVIDES NOTICE OF ITS PROPOSED REGISTERED OFFERING OF COMMON STOCK

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) reported net income from continuing operations for the three months ended September 30, 2001 of $28.7 million, or 85 cents per share, compared with $31.2 million, or 96 cents per share, in the same quarter of 2000. For the nine months ended September 30, 2001, net income from continuing operations was $82.5 million, or $2.47 per share, compared with $87.9 million, or $2.71 per share, in the same period last year. "Although results were down this quarter as compared with the same quarter in 2000, our core businesses, the utilities and bank, turned in solid results," said Robert F. Clarke, HEI chairman, president and chief executive officer.

     The Company also announced that it has discontinued its international power operations effective September 30, 2001. "After evaluating strategic alternatives for our international operations, we believe it is in the best interest of our shareholders to exit this business and focus resources on our Hawaii operations," said Clarke. Over the next year, HEI Power Corp. will wind down its operations and manage the disposition of its assets.

     Net losses from discontinued operations during the third quarter, including the discontinued international operations, were $21.5 million or 64 cents per share, compared to $9.2 million, or 28 cents per share, in the same quarter last year. Net losses from discontinued operations for the nine months ended September 30, 2001 were $22.1 million, or 66 cents per share, versus $17.8 million, or 55 cents per share, in the same period of 2000.

     Electric utility net income during the quarter was $25.7 million versus $25.0 million in the same quarter last year. Net income for the nine months was $69.8 million versus $72.8 million in the same period of 2000. "Utility net income was up slightly this quarter as compared with the same quarter last year. Warmer weather drove kilowatthour sales higher by 1.6% this quarter," said Clarke. "Increased sales, along with decreased maintenance costs, were partially offset by increases in purchased power capacity charges and depreciation expense for the quarter as compared to the same period in 2000."

     Bank net income in the third quarter was $11.1 million, compared to $9.8 million in the same quarter last year. Net income for the nine months was $33.2 million, versus $30.4 million in the same period of 2000. "Our bank earnings were 12.8% higher this quarter compared with the same quarter last year due largely to increases in other income," said Clarke. Lower losses from investing activities, along with increased credit card interchange and ATM fees, contributed to higher other income in the third quarter. Investment activity losses were lower due to the disposition of certain trust securities. The bank's interest rate spread - the difference between the yield on earning assets and the cost of funds declined 3 basis points to 3.08% in the quarter and 8 basis points for the nine months to 3.10%.

     The financial results of HEI's other nonutility subsidiaries and the corporate parent reflect a larger net loss for the quarter and nine months ended September 30, 2001 than in the same periods last year due to higher losses from investments acquired in connection with the disposition by the bank of certain trust securities and increased interest expense.

     "While we are pleased with our third quarter results from our core businesses, the September 11 attacks, as well as the ensuing responses, have greatly affected the people of Hawaii and will undoubtedly impact our operations. Resulting declines in Hawaii tourism will have an effect on our utilities' kilowatthour sales and may eventually lead to increased delinquencies at our bank," said Clarke. "Volatility in U.S. capital markets may also negatively impact net pension income, the bank's interest rate spread and investments at the corporate parent. While the magnitude and duration of the economic impacts of the September 11 attacks are now unknown, HEI's core operations have been stable and have generated good cash flows even in difficult times."

     HEI is a diversified holding company. Its core businesses are electric utilities and a bank.

Notice of Proposed Registered Offering of Common Stock

     HEI also announced that it plans to offer in an underwritten, registered public offering 1.5 million shares of its common stock (or 1.725 million shares if the underwriters' over-allotment option is exercised). Proceeds from the sale will be used to repay debt and for other general corporate purposes.

     This notice does not constitute an offer of common stock or any other securities for sale.

                                      ###

Forward-looking Statements

     This release may contain "forward-looking statements," that are subject to risks and uncertainties. Forward-looking statements are statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. Forward-looking statements in this release should be read in conjunction with "Forward-looking statements" set forth on page v of HEI's Form 10-Q for the quarter ended June 30, 2001 (incorporated by reference herein) and in HEI's future periodic reports that discuss important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

Hawaiian Electric Industries, Inc. and subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

                                                Three months                    Nine months                  Twelve months
(in thousands,                               ended September 30,            ended September 30,           ended September 30,
  except per share amounts)                  2001           2000            2001           2000           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
Revenues
Electric utility                          $   341,386    $   337,324    $   973,460    $   934,574    $ 1,316,056    $ 1,222,432
Bank                                          108,034        114,300        336,038        333,266        453,654        438,516
Other                                          (2,128)           383         (1,530)         1,878            851         16,468
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                              447,292        452,007      1,307,968      1,269,718      1,770,561      1,677,416
                                          -----------    -----------    -----------    -----------    -----------    -----------
Expenses
Electric utility                              287,064        284,031        821,100        778,036      1,127,143      1,022,889
Bank                                           88,546         97,321        278,829        280,782        378,888        371,519
Other                                           2,631          1,011          9,354          6,710         12,502         13,003
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                              378,241        382,363      1,109,283      1,065,528      1,518,533      1,407,411
                                          -----------    -----------    -----------    -----------    -----------    -----------
Operating income (loss)
Electric utility                               54,322         53,293        152,360        156,538        188,913        199,543
Bank                                           19,488         16,979         57,209         52,484         74,766         66,997
Other                                          (4,759)          (628)       (10,884)        (4,832)       (11,651)         3,465
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                               69,051         69,644        198,685        204,190        252,028        270,005
                                          -----------    -----------    -----------    -----------    -----------    -----------
Interest expense-
    other than bank                           (19,937)       (18,842)       (59,461)       (57,587)       (79,172)       (75,530)
Allowance for borrowed funds
    used during construction                      524            807          1,711          2,220          2,413          2,841
Preferred stock dividends of
    subsidiaries                                 (501)          (501)        (1,504)        (1,505)        (2,006)        (2,016)
Preferred securities distributions of
    trust subsidiaries                         (4,008)        (4,008)       (12,026)       (12,026)       (16,035)       (16,035)
Allowance for equity funds
    used during construction                      998          1,505          3,218          4,102          4,496          5,128
                                          -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations
    before income taxes                        46,127         48,605        130,623        139,394        161,724        184,393
Income taxes                                   17,461         17,404         48,081         51,472         57,768         67,736
                                          -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations              28,666         31,201         82,542         87,922        103,956        116,657
Discontinued operations,
    net of income taxes
    Loss from operations                         (711)        (9,152)        (1,254)       (17,801)       (47,045)       (18,784)
    Net gain (loss) on disposals              (20,821)            --        (20,821)            --        (20,821)         3,953
                                          -----------    -----------    -----------    -----------    -----------    -----------
Loss from discontinued operations             (21,532)        (9,152)       (22,075)       (17,801)       (67,866)       (14,831)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Net income                                $     7,134    $    22,049    $    60,467    $    70,121    $    36,090    $   101,826
                                          ===========    ===========    ===========    ===========    ===========    ===========
Per common share
    Basic earnings (loss)
        Continuing operations             $      0.85    $      0.96    $      2.47    $      2.71    $      3.12    $      3.60
        Discontinued operations                 (0.64)         (0.28)         (0.66)         (0.55)         (2.04)         (0.46)
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                          $      0.21    $      0.68    $      1.81    $      2.16    $      1.08    $      3.14
                                          ===========    ===========    ===========    ===========    ===========    ===========
    Diluted earnings (loss)
        Continuing operations             $      0.84    $      0.95    $      2.46    $      2.70    $      3.11    $      3.59
        Discontinued operations                 (0.63)         (0.28)         (0.66)         (0.55)         (2.03)         (0.46)
                                          -----------    -----------    -----------    -----------    -----------    -----------
                                          $      0.21    $      0.67    $      1.80    $      2.15    $      1.08    $      3.13
                                          ===========    ===========    ===========    ===========    ===========    ===========
    Dividends                             $      0.62    $      0.62    $      1.86    $      1.86    $      2.48    $      2.48
                                          ===========    ===========    ===========    ===========    ===========    ===========
Weighted-average number of
    common shares outstanding                  33,716         32,642         33,454         32,438         33,305         32,381
                                          ===========    ===========    ===========    ===========    ===========    ===========
Adjusted weighted-average shares               33,925         32,777         33,634         32,570         33,471         32,513
                                          ===========    ===========    ===========    ===========    ===========    ===========

Income (loss) from continuing operations
    by segment
    Electric utility                     $    25,695    $    25,020    $    69,836    $    72,759    $    84,363    $    91,361
    Bank                                      11,072          9,815         33,154         30,432         43,352         39,763
    Other                                     (8,101)        (3,634)       (20,448)       (15,269)       (23,759)       (14,467)
                                         -----------    -----------    -----------    -----------    -----------    -----------
Income from continuing operations        $    28,666    $    31,201    $    82,542    $    87,922    $   103,956    $   116,657
                                         ===========    ===========    ===========    ===========    ===========    ===========


This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2000 and the consolidated financial statements and the notes thereto in HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 (when filed).

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
            SUPPLEMENTAL DATA TO 3RD QUARTER 2001 EARNINGS RELEASE
                                  (Unaudited)




Hawaiian Electric Company, Inc. (HECO) and subsidiaries               Three months ended               Nine months ended
Consolidated Statements of Income                                      September 30,                     September 30,
------------------------------------------------------------   ------------------------------   --------------------------------
(in thousands)                                                     2001            2000              2001              2000
                                                               -------------   --------------   ---------------    -------------
Operating revenues                                           $      340,231  $       335,263  $        969,979   $      930,167
                                                               -------------   --------------   ---------------    -------------

Operating expenses
  Fuel oil                                                           96,665           95,883           266,995          262,130
  Purchased power                                                    87,670           85,092           253,067          225,762
  Other operation                                                    30,729           30,582            90,599           85,787
  Maintenance                                                        14,540           16,156            42,752           42,311
  Depreciation                                                       25,363           24,605            75,335           73,269
  Taxes, other than income taxes                                     31,494           31,615            91,411           87,981
  Income taxes                                                       16,244           15,828            44,210           46,222
                                                               -------------   --------------   ---------------    -------------
                                                                    302,705          299,761           864,369          823,462
                                                               -------------   --------------   ---------------    -------------

Operating income                                                     37,526           35,502           105,610          106,705
                                                               -------------   --------------   ---------------    -------------

Other income
  Allowance for equity funds used during construction                   998            1,505             3,218            4,102
  Other, net                                                            530            1,856             2,467            3,569
                                                               -------------   --------------   ---------------    -------------
                                                                      1,528            3,361             5,685            7,671
                                                               -------------   --------------   ---------------    -------------

Income before interest and other charges                             39,054           38,863           111,295          114,376
                                                               -------------   --------------   ---------------    -------------

Interest and other charges
  Interest on long-term debt                                         10,126           10,024            30,127           29,876
  Amortization of net bond premium and expense                          509              485             1,546            1,452
  Other interest charges                                                832            1,725             4,245            5,257
  Allowance for borrowed funds used during construction                (524)            (807)           (1,711)          (2,220)
  Preferred stock dividends of subsidiaries                             228              228               686              686
  Preferred securities distributions of trust subsidiaries            1,918            1,918             5,756            5,756
                                                               -------------   --------------   ---------------    -------------
                                                                     13,089           13,573            40,649           40,807
                                                               -------------   --------------   ---------------    -------------

Income before preferred stock dividends of HECO                      25,965           25,290            70,646           73,569
Preferred stock dividends of HECO                                       270              270               810              810
                                                               -------------   --------------   ---------------    -------------

Net income for common stock                                  $       25,695  $        25,020  $         69,836   $       72,759
                                                               =============   ==============   ===============    =============

Other electric utility information
--------------------------------------------------------

Kilowatthour sales (millions)                                         2,471            2,433             7,010            6,902
Cooling degree days (Oahu)                                            1,578            1,501             3,711            3,536

                                                                 Three months ended               Nine months ended
American Savings Bank, F.S.B. and subsidiaries                    September 30,                     September 30,
                                                          ------------------------------   --------------------------------
Consolidated Income statement data                            2001            2000              2001              2000
-------------------------------------------------------   -------------   --------------   ---------------    -------------
(in thousands)
Interest income                                         $       96,967  $       108,326  $        307,159   $      314,110
Interest expense                                                52,118           61,885           169,430          175,937
                                                          -------------   --------------   ---------------    -------------
  Net interest income                                           44,849           46,441           137,729          138,173
Provision for loan losses                                       (3,000)          (3,000)           (9,000)          (9,400)
Other income                                                    11,067            5,974            28,879           19,156
Operating, administrative and general expenses                 (33,428)         (32,436)         (100,399)         (95,445)
                                                          -------------   --------------   ---------------    -------------
  Operating income                                              19,488           16,979            57,209           52,484
Minority interest                                                   48               58               162              168
Income taxes                                                     7,015            5,753            19,835           17,825
                                                          -------------   --------------   ---------------    -------------
  Income before preferred stock dividends                       12,425           11,168            37,212           34,491
Preferred stock dividends                                        1,353            1,353             4,058            4,059
                                                          -------------   --------------   ---------------    -------------
  Net income                                            $       11,072  $         9,815  $         33,154   $       30,432
                                                          =============   ==============   ===============    =============

Interest rate spread (%)                                          3.08             3.11              3.10             3.18

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.


HAWAIIAN ELECTRIC INDUSTRIES, INC.      HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                         (Registrant)


/s/ Robert F. Mougeot                   /s/ Richard A. von Gnechten
---------------------                   ---------------------------
Robert F. Mougeot                       Richard A. von Gnechten
Financial Vice President, Treasurer     Financial Vice President of HECO
  and Chief Financial Officer
(Principal Financial Officer of HEI)    (Principal Financial Officer of HECO)

Date: October 31, 2001                  Date: October 31, 2001